UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14 (a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and 0-11.

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Your Vote Counts!
WHIRLPOOL CORPORATION
2024 Annual Meeting
Vote by April 15, 2024 11:59 PM ET. For shares held in a Plan, vote by April 11, 2024 11:59 PM ET.
WHIRLPOOL CORPORATION 2000 NORTH M-63 BENTON HARBOR, MI 49022-2692
V29081-P03818
You invested in WHIRLPOOL CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 16, 2024.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 2, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users Vote in Person at the Meeting*
Point your camera here and April 16, 2024
8:00 AM Central Time
vote without entering a control number
331 N. LaSalle Chicago, IL 60654
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | | Board Recommends |
|---|---|---|
| 1. | Election of Directors | |
| | **Nominees:** | |
| 1a. | Samuel R. Allen | For |
| 1b. | Marc R. Bitzer | For |
| 1c. | Greg Creed | For |
| 1d. | Diane M. Dietz | For |
| 1e. | Gerri T. Elliott | For |
| 1f. | Richard J. Kramer | For |
| 1g. | Jennifer A. LaClair | For |
| 1h. | John D. Liu | For |
| 1i. | James M. Loree | For |
| 1j. | Harish Manwani | For |
| 1k. | Larry O. Spencer | For |
| 1l. | Rudy Wilson | For |
| 2. | Advisory vote to approve Whirlpool Corporation's executive compensation. | For |
| 3. | Ratification of the appointment of Ernst & Young LLP as Whirlpool Corporation's independent registered public accounting firm for 2024. | For |

**NOTE:** I also authorize my proxies to vote in their discretion with regard to such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V29082-P03818